                           Supplement dated June 11, 2001
                          to Prospectuses dated May 1, 2001
                                         for
                               JPF SEPARATE ACCOUNT C
                    of Jefferson Pilot Financial Insurance Company

This supplement updates certain information contained in the section entitled "POLICY LOANS" of the Ensemble SL prospectus and, to the extent inconsistent, it supersedes it. You should attach this supplement to your prospectus and retain it with the prospectus for future reference.

The sixth sentence in the last complete paragraph on page 21 of the prospectus is amended by changing the stated interest rate for Type B loans from an effective annual interest rate of 6% to an effective annual interest rate of 5%. The sentence should now read "A Type B loan is charged an effective annual interest rate of 5%."